UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

TIMBER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37411	59-3843182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Allen Road, Suite 401

Basking Ridge, NJ 07920

(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 636-7160

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TMBR	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 3, 2022, Timber Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were: (1) the election of five directors; (2) the approval of an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), at the discretion of the Board of Directors (the “Board”) of the Company, to effect a reverse stock split of both the Company’s issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-five (1:5) to one-for-fifteen (1:15), at any time prior to the one year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board; (3) to vote, on an advisory basis, on the executive compensation of the Company’s named executive officers; (4) to vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation (every year, every two years or every three years); and (5) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

The final voting results were as follows:

1.

The stockholders elected of each of John Koconis, Dr. David Cohen, Dr. Lubor Gaal, Dr. Gianluca Pirozzi and Edward J. Sitar as directors to hold office for a term of one year, until his successor is duly elected and qualified or he is otherwise unable to complete his term.

The votes were cast for this matter as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
John Koconis	14,617,420	1,400,852	11,488,386
David Cohen, M.D.	14,666,675	1,351,597	11,488,386
Lubor Gaal, Ph. D.	14,673,022	1,345,250	11,488,386
Gianluca Pirozzi, M.D., Ph.D.	13,296,996	2,721,276	11,488,386
Edward J. Sitar	14,671,406	1,400,866	11,488,386

2.

The proposal to approve an amendment to the Company’s Certificate of Incorporation, at the discretion of the Board, to effect a reverse stock split of both the Company’s issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-five (1:5) to one-for-fifteen (1:15), at any time prior to the one year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board, required the affirmative vote of at least a majority of the Company’s issued and outstanding voting securities. As of April 7, 2022, the record date for the Annual Meeting, there were 63,862,196 shares of common stock entitled to vote at the Annual Meeting.

The proposal was not approved based upon the following votes:

Votes For	Votes Against	Abstentions
15,370,684	11,972,977	162,997

3.

The votes were cast as follows with respect to the proposal to vote, on an advisory basis, on the executive compensation of the Company’s named executive officers as described in the Company’s definitive proxy statement was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,056,360	3,249,927	711,985	11,488,386

4.

The votes were cast as follows with respect to the proposal to vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation (every year, every two years or every three years):

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
5,067,538	874,441	9,258,447	817,846	11,488,386

Based on the results of the vote, and consistent with the Board’s recommendation, the Board has determined to hold an advisory vote regarding executive compensation every three years until the next required advisory vote on the frequency of holding future votes regarding executive compensation.

5.

The proposal to ratify the appointment of KPMG LLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022 was approved based upon the following votes:

Votes For	Votes Against	Abstentions
25,484,123	858,589	1,163,946

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Timber Pharmaceuticals, Inc.

Date: June 7, 2022	By:	/s/ John Koconis
	Name:	John Koconis
	Title:	Chief Executive Officer and Chairman of the Board of Directors